UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017

MOBETIZE CORP.

(Exact name of registrant as specified in its charter)

Nevada

333-181747

99-0373704

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

8105 Birch Bay Square Street, Suite 205 Blaine, Washington 98230

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (778) 588-5563

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT

__________________________________________________________________________________________

On March 29, 2017, Mobetize Corp., (“Company”) entered into a Lead Investor Agreement with Richard and

Jonathan Kalikow (“Investors”).

The Lead Investor Agreement committed the Investors to subscribe for a minimum of one hundred and fifty thousand (150,000) shares of Series B Preferred Stock from a total offering of five hundred thousand (500,000)

shares of Series B Preferred Stock at $1.00 per share (“Offering”). The Company agreed in return that as an inducement to the Investors’ participation in the offering, that conditioned on full subscription of the Offering,

that it would effect a one for one hundred (1/100) consolidation of its common stock. The Company also agreed to offer the Investors, a ten (10) day first right of refusal for any subsequent financing offered by the Company within twelve (12) months of the closing of the Offering.

On March 31, 2017, the Offering was fully subscribed.

The Company will initiate the process of effecting a 1/100 consolidation of its common stock in accordance with the conditions of the Lead Investor Agreement. The effective date of the consolidation will be further announced on notification to FINRA.

ITEM 3.02

SALES OF UNREGISTERED EQUITY SECURITIES

__________________________________________________________________________________________

On March 31, 2017, our board of directors authorized the issuance of of 500,000 Series B Preferred Shares to nine individuals, as detailed below, at a price of $1.00 per share for aggregate consideration of $500,000 in connection with the Offering pursuant to the exemptions from registration provided by Section 4(2) and

Regulation D of the Securities Act.

Series B Preferred Shares are convertible into shares of Company’s common stock subsequent to May 23, 2018.

No commissions were paid in connection with this Offering.

Name

Sale Date

Consideration    Series B Preferred Shares     Exemption

Richard Mortman

03/19/2017

$50,000

50,000

Section 4(2)/Reg D

Greg Mortman

03/20/2017

$50,000

50,000

Section 4(2)/Reg D

David Fink

06/16/2017

$50,000

50,000

Section 4(2)/Reg D

Michael Rappaport

03/31/2017

$50,000

50,000

Section 4(2)/Reg D

George Friedland

03/31/2017

$50,000

50,000

Section 4(2)/Reg D

Alan Rothschild

03/16/2017

$50,000

50,000

Section 4(2)/Reg D

Alfred Netter

03/31/2017

$50,000

50,000

Section 4(2)/Reg D

Richard Kalikow

03/16/2017

$75,000

75,000

Section 4(2)/Reg D

Jonathan Kalikow

03/22/2017

$75,000

75,000

Section 4(2)/Reg D

Mobetize  complied  with   the  exemption  requirements   of  Section   4(2)  of  the  Securities  Act   based  on  the

following  factors:  (1)  the  issuances  were  isolated  private  transaction  by  the  Company  that  did  not  involve  a public offering; (2) the offerees had access to the kind of information which registration would disclose; and (3)

the offerees were financially sophisticated.

Mobetize complied with the requirements of Regulation D of the Securities Act by: (i) foregoing any general solicitation or advertising to market the securities; (ii) offering only to accredited offerees; (iii) having not violated antifraud prohibitions with the information provided to the offerees; (iv) being available to answer questions by the offerees; and (v) providing restricted preferred shares to the offerees.

______________________________________________________________________________

ITEM 7.01

REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1, the Company has made available on its corporate website,

http://www.mobetize.com,  news for its shareholders and other interested parties in connection with the announcement of its Agreement with the Investors.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be

“filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall same be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended, or the

Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in any such filings, except to the extent expressly set forth by specific reference in such filing.

___________________________________________________________________________________

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

_____________________________________________________________________________________

(d)

Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.

Page No.

Description

10.1

Attached

Lead Investor’s Agreement entered into on March 29, 2017.

99.1

Attached

News Release dated April 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobetize Corp.

Date

By: /s/ Ajay Hans

April 4, 2017

Name: Ajay Hans

Title: Chief Executive Officer

3